SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          GALVESTON'S STEAKHOUSE CORP.

                ------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                ------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction:
      (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                          GALVESTON'S STEAKHOUSE CORP.
                             10200 WILLOW CREEK ROAD
                           SAN DIEGO, CALIFORNIA 92131
                                 (619) 689-2333


                                 June ___, 1999


Dear Fellow Stockholder:


         You are cordially invited to attend the Annual Meeting of Stockholders of Galveston's Steakhouse Corp. (the "Company"), to be held at 10:00 a.m., Pacific Time, on July ___, 1999, at the offices of the Company at 10200 Willow Creek Road, San Diego, California 92131.

         At the Meeting, you will be asked to consider and vote upon (i) the election of five Directors to serve terms of either one, two or three years;
(ii) the proposed amendments to the Company's Certificate of Incorporation providing for the classification of the Directors into three classes and related matters; (iii) the proposed change in the Company's name to Steakhouse Partners, Inc.; (iv) the ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent auditors for the year ending December 28, 1999; (v) a proposal to authorize the issuance of 1,750,000 shares of a new class of preferred stock of the Company to be designated and known as the Series C Convertible Preferred Stock (the "Series C Preferred Stock") to Richard M. Lee and Hiram J. Woo; and (vi) a proposal to approve the Company's 1999 Stock Option Plan.


         The vote of every stockholder is important. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, we urge you to sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

         Thank you for your cooperation.

                                                    Very truly yours,

                                                    /s/ Richard M. Lee
                                                    --------------------------
                                                    RICHARD M. LEE
                                                    Chairman of the Board and
                                                    Chief Executive Officer

                         GALVESTON'S STEAKHOUSE CORP.

                   ----------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                               JUNE ___, 1999


                   ----------------------------------------


To the Stockholders of Galveston's Steakhouse Corp.:


         The Annual Meeting of Stockholders of Galveston's Steakhouse Corp. (the "Company") will be held on July ___, 1999, at 10:00 a.m., Pacific Time, at 10200 Willow Creek Road, San Diego, California 92131 for the following purposes:


                  1. To elect five Directors to serve terms of either one, two or three years;

                 2. To consider and vote upon the proposed four amendments to the Company's Certificate of Incorporation, providing for the classification of the Directors into three classes, providing that any vacancy on the Board shall be filled by the remaining Directors then in office, providing that Directors may only be removed for cause and only with the approval of a majority of the Board of Directors or the approval of the holders of not less than 75% of the outstanding voting shares, and increasing the stockholder vote required to amend or repeal such amendments from a majority to 75% of the outstanding voting shares of the Company.


                  3. To consider and vote upon a change in the Company's name to Steakhouse Partners, Inc.;


                  4. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors for the fiscal year ending December 28, 1999;

                  5. To consider and vote upon a proposal to authorize the issuance of 1,750,000 shares of a new class of preferred stock of the Company to be designated and known as the Series C Convertible Preferred Stock (the "Series C Preferred Stock") to Richard M. Lee and Hiram J. Woo;

                  6. To consider and vote upon a proposal to approve the Company's 1999 Stock Option Plan; and

                  7. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on June ___, 1999, as the record date for determination of those stockholders who will be entitled to notice of and to vote at the meeting and any adjournment thereof.


         If you plan to attend the meeting, please mark the appropriate box on your proxy card. Upon receipt of the card, an admission ticket will be sent to you.

         Whether or not you expect to attend, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED. No postage is required if mailed in the United States.

                                             By Order of the Board of Directors

                                             /s/ Hiram J. Woo
                                             -------------------------
                                             HIRAM J. WOO
                                             Secretary


San Diego, California
June ___, 1999

                         GALVESTON'S STEAKHOUSE CORP.
                           10200 WILLOW CREEK ROAD
                         SAN DIEGO, CALIFORNIA 92131

                           ------------------------

                               PROXY STATEMENT

                           ------------------------


                             GENERAL INFORMATION

PROXY SOLICITATION


         This Proxy Statement is furnished to the holders of the Common Stock, $.01 par value per share ("Common Stock"), of Galveston's Steakhouse Corp. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on July ___, 1999 at 10:00 a.m. (Pacific Time), at 10200 Willow Creek Road, San Diego, California 92131 and at any adjournment thereof. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. At present, the Board of Directors knows of no other business which will come before the meeting.

         The Notice of Annual Meeting, Proxy Statement, and form of proxy will be mailed to stockholders on or about June ___, 1999. The Company will bear the cost of its solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram, and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.


REVOCABILITY AND VOTING OF PROXY


         A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by voting in person at the meeting. Shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified thereon. If no instructions are given, the proxies will be voted FOR the election as Directors of the persons nominated by the Board of Directors; FOR the approval of the proposed amendments to the Company's Certificate of Incorporation providing for the classification of the Directors into three classes, providing that any vacancy on the Board shall be filled by the remaining Directors then in office, providing that Directors may only be removed for cause and only with the approval of a majority of the Board of Directors or the approval of the holders of not less than 75% of the outstanding voting shares, and increasing the stockholder vote required to amend or repeal such amendments from a majority to 75% of the outstanding voting shares of the Company; FOR the change of the Company's name; FOR ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditor for the fiscal year ending December 28, 1999; FOR the proposal to authorize the issuance of 1,750,000 shares of a new class of preferred stock of the Company to be designated and known as the Series C Convertible Preferred Stock (the "Series C Preferred Stock") to Richard M. Lee and Hiram J. Woo; and FOR the proposal to approve the Company's 1999 Stock Option Plan.

RECORD DATE AND VOTING RIGHTS


         Only Common Stockholders and holders of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock") of record at the close of business on June __, 1999 (the "Record Date") are entitled to notice of the Annual Meeting and to vote the shares of Common Stock and Series B Preferred Stock held by them on that date at the Annual Meeting or any adjournment or postponement thereof. Only holders of Common Stock and holders of Series B Preferred Stock will be entitled to vote at the Annual Meeting. Each outstanding share of Common Stock and each outstanding share of Series B Preferred Stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting. The shares of Common Stock and the shares of Series B Preferred Stock shall vote together as one class. There were outstanding on June __, 1999, the record date for stockholders entitled to notice of and to vote at the Annual Meeting, 2,609,325 shares of Common Stock and 1,000,000 shares of the Series B Preferred Stock.


         Votes cast at the meeting will be tabulated by persons appointed as inspectors of election of the meeting. The inspectors of election will treat shares of Common Stock represented by a properly signed and returned proxy as "present" at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of Common Stock represented by "broker non-votes" as present for purposes of determining a quorum. Abstentions will also be counted for purposes of determining the presence of a quorum at the Annual Meeting.

         The nominees for election to the Board of Directors receiving the greatest number of affirmative votes cast by the holders of Common Stock and Series B Preferred Stock, up to the number of directors to be elected, will be elected as directors. Accordingly, abstentions or broker non-votes as to the election of directors will have no effect on the election of directors.

QUORUM


         The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock and the shares of the Series B Preferred Stock, considered together as a single class, outstanding on June __, 1999 is necessary to constitute a quorum at the Annual Meeting.


OTHER MATTERS

         Because of the required votes, abstentions will have the same effect as a vote against the proposals to amend the Restated Certificate of Incorporation to approve the classification of the Directors into three classes and related matters, to approve the change in the Company's name, to ratify the appointment of the independent auditors and to approve the authorization of the Series C Preferred Stock. Broker non-votes will not be counted for purposes of determining whether the proposals have been approved or not.


         At June __, 1999, directors and executive officers of the Company and their affiliates beneficially owned 1,579,462 shares of the voting stock of the Company, or 41.9% of the total shares of voting stock of the Company outstanding on such date. Included in the above amount are 1,000,000 shares of the Series B Preferred Stock beneficially owned by Richard M. Lee, the Chairman of the Board, which constitutes all of the issued and outstanding shares of the Series B
Preferred Stock.

The Board of Directors may not change or otherwise adjust the terms of the Series B Preferred Stock.



         It is anticipated that all of such shares of Common Stock and Series B Preferred Stock will be voted in favor of all of the proposals of the Board described herein.


         The approval on the five proposals set forth in this Proxy Statement is not assured. However, senior management of the Company controls 39.2% of the shares entitled to vote on the five proposals. The affirmative vote of the holders of 50.1% of the shares entitled to vote on the proposals is required for the approval of the five proposals set forth in this Proxy Statement.

                        BOARD AND MANAGEMENT OWNERSHIP

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of June 1, 1999, by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director of the Company and each nominee for election as a director and (iii) all directors, nominees for director and executive officers as a group.

                                          Number of     Percentage Beneficially
                                          Shares (1)     Owned (2) (7) (8) (9)
                                          ----------    ------------------------
Richard M. Lee (2) (7)................     1,339,420             36.3%
Hiram J. Woo (3) (8)..................       240,042              6.5%
Tom Edler (4).........................             0                0%
Mark W. Goudge (5)....................             0                0%
Tod Lindner (6).......................             0                0%
All officers and directors as a group


   (5 persons) (2) (7) (8)............     1,579,462             41.9%


----------------------
(1) Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.


(2) Based upon a total of 3,609,325 shares outstanding, which includes an aggregate of 1,000,000 shares of Series B Convertible Preferred Stock issued to Richard M. Lee, which shares have rights to vote with the Common Stock as one class on a one-vote-per-share basis. After giving effect to the issuance to Mr. Lee of 1,050,000 shares of Series C Preferred Stock, as proposed herein, Mr. Lee will own 43.0% of the combined stockholder voting power of the Company. Mr. Lee's business address is at 10200 Willow Creek Road, San Diego, California 92131. Does not include options held by Mr. Lee to acquire up to 201,000 shares of Common Stock.

(3) Mr. Woo's business address is at 10200 Willow Creek Road, San Diego, California 92131. After giving effect to the issuance to Mr. Woo of 700,000 shares of Series C Preferred Stock, as proposed herein, Mr. Woo will own 16.0% of the combined stockholder voting power of the Company. Does not include options held by Mr. Woo to acquire up to 134,000 shares of Common Stock.


(4) Mr. Edler's business address is c/o Grubb & Ellis Company, 770 L Street, Suite 700, Sacramento, California.

(5) Mr. Goudge's business address is 24422 Avenida de la Carlta, Suite 400, Laguna Hills, California 92653.

(6) Mr. Lindner's business address is 17 E. Sir Francis Drake Blvd., Suite 230, Larkspur, California 94939.

(7) Includes the assumed exercise of options to purchase 82,500 shares which are exercisable within 60 days by Mr. Lee.

(8) Includes the assumed exercise of options to purchase 82,500 shares which are exercisable within 60 days by Mr. Woo.


(9) Such percentages have been calculated in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.

PROPOSAL 1 - ELECTION OF DIRECTORS

         At the meeting, five directors, comprising the entire membership of the Board of Directors of the Company, are to be elected. The Company's Restated Certificate of Incorporation, as it is proposed to be amended herein (see Proposal No. 2), provides that the Directors shall be divided into three classes with each class consisting, as nearly as possible, of one-third of the total number of Directors. Ultimately, one class will stand for election to a three-year term each year. For the first election of a staggered Board, Class I will be elected to a one-year term. Class II will be elected to a two-year term, and Class III will be elected to a three-year term. In the event stockholders do not approve the amendments to the Company's Certificate of Incorporation, the election of all nominated Directors will be for one-year terms. Each elected Director will serve until the next Annual Meeting following the completion of their terms or until their successors are elected.

         The shares represented by the enclosed Proxy will be voted for the election as directors of the five nominees named below. All of such nominees are members of the present Board. If any nominee becomes unavailable to stand for re-election for any reason or if a vacancy on the Board shall occur before the election (which events are not anticipated), the holders of the Proxy may vote for such other person in accordance with their best judgment, but not more than five persons may be voted to serve as directors.

         The information appearing in the following table, with notes thereto, has been furnished to the Company by the respective nominees.


                                    Term of
                                  Election if
                                   Board is                                      Principal Occupation                      Director
   Name of Nominee       Class    Classified     Age                              For Past Five Years                       Since
---------------------    -----   ------------   -----                        ---------------------------                   --------
Mark W. Goudge(1) (2)      1        1 Year        36    Mr. Goudge has been a financial consultant in the private client       1998
                                                        group at Merrill Lynch in Laguna Hills, California since June 1992.
                                                        Prior to joining Merrill Lynch, Mr. Goudge served from April 1990 to June 1992 as an Assistant President in the Commercial Lending
                                                        Division at Orange National Bank in Orange, California. Prior
                                                        thereto Mr. Goudge worked at the Landmark Bank in Whittier,
                                                        California rising to the position of Assistant Vice President of the Business Bank Group. Mr. Goudge graduated from the University of Alaska-Fairbanks in December 1987 with a B.A. in Finance.

Tom Edler(1) (2)           2        2 Years       55    Mr. Edler is a real estate broker in the Sacramento office of Grubb &  1998
                                                        Ellis Company, specializing in the acquisition, disposition, development and leasing of restaurant and hotel properties throughout California. Prior to joining Grubb & Ellis, Mr. Edler was
                                                        President of Edler & Associates/Pacific Leisure Properties, a
                                                        restaurant/hospitality consulting and brokerage firm. Mr. Edler received his Bachelor of Science degree from Indiana University with subsequent post-graduate studies at the University of Southern
                                                        California. He served as an officer in the United States Air Force for 4 years immediately following college.

Tod Lindner (1)            2        2 Years       54    Mr. Lindner has been a managing director of Ally Capital Group Inc.,   1999
                                                        an investment banking firm since 1996. Prior to joining Ally Capital
                                                        Group Inc., Mr. Lindner founded and was President of Northwest
                                                        Capital Corporation, an originator of upper middle market commercial loans, from 1984 through 1996. From 1979 through 1983, Mr. Lindner served as a regional manager of Chemical Business Credit Corp. Prior thereto, Mr. Lindner served as an executive at the Bank of
                                                        California, N.A. for twelve years. Mr. Lindner currently serves as a director of Bay-Con, Inc. and as a director of Magnum Cinema, LLC.



                                    Term of
                                  Election if
                                   Board is                                      Principal Occupation                      Director
   Name of Nominee       Class    Classified     Age                              For Past Five Years                        Since
---------------------    -----   ------------   -----                        ---------------------------                   --------
Hiram Woo (2)              3        3 Years       63    Mr. Hiram J. Woo has been the President, Secretary and a Director      1996
                                                        of the Company since its inception. Since 1976, he has owned and operated Hiram J. Woo Accountancy Corporation, a San Francisco-based accounting firm with numerous restauranteurs among his clients. Over the past 14 years, Mr. Woo has actively invested in, owned or reorganized and restructured various restaurants, ranging from large-scale casual dining establishments to night clubs to bar and grill operations. In 1980, Mr. Woo founded and has since managed
                                                        Regal Financial Development Corporation ("RFDC"), a real estate development and planning firm based in San Francisco. In the past
                                                        14 years, RFDC has managed over $300 million of real estate development projects in the Western United States. From 1992 to
                                                        1996, Mr. Woo owned and operated several large-scale restaurants in the San Francisco area. Mr. Woo is active among the local Chinese community and has served as a director of two Chinese-American financial institutions and several business organizations. Mr. Woo is a Certified Public Accountant. Mr. Woo is a past director of the
                                                        Chinese Resources Development Center of San Francisco, a past president of Park Presidio Optimist Club, and a member of the San
                                                        Francisco, Fairfield and Vacaville Chambers of Commerce.

Richard M. Lee             3        3 Years       32    Executive Officer of the Company since its inception in 1996. Mr.      1996
                                                        Lee began his business career upon graduating high school at the age of 17, founding his first company with a total of $3,500 of seed capital. By the age of 22, Mr. Lee was recognized as a
                                                        "young-millionaire" entrepreneur by the University of Southern
                                                        California. In addition, Mr. Lee was one of the youngest inductees into the Young Presidents Organization of America. Mr. Lee has been featured in numerous industry, local and national media
                                                        publications. He was featured as a model entrepreneur in the university textbook, Contemporary Business (Dryden Press: 1990).
                                                        From 1983 to 1990 Mr. Lee was the founder and President of
                                                        Audio-Chamber International, Inc. based in Orange County,
                                                        California, a manufacturer of high-fidelity mobile sound systems. In
                                                        1990, Mr. Lee sold Audio-Chamber International, Inc. to actively invest in real estate and securities. From 1991 to 1992, Mr. Lee co-
                                                        founded and co-managed Aristotle Investments Ltd. as its chief strategist for investments in franchise restaurant acquisitions.
                                                        From 1992 to May 1996, Mr. Lee was the co-founder and Chairman/CEO of China Coast Foods, Inc., a company formed to explore
                                                        opportunities in the food industry in the Peoples Republic of China.
                                                        Mr. Lee has also been involved with and invested in franchised restaurants, including, for example, Domino's Pizza Restaurants and
                                                        Popeyes Famous Fried Chicken. Since June 1996, Mr. Lee has devoted substantially all his working time and energies to the affairs of the Company.

------------------------
(1)   Member of Compensation Committee.

(2)   Member of Audit Committee.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

MEETING OF THE BOARD OF DIRECTORS


         During the Company's fiscal year ended December 29, 1998, the Board of Directors held three meetings and acted nine times by unanimous written consent. Each Director attended more than seventy-five percent (75%) of the Board meetings and meetings of the Board committees on which he served. The Company does not have a standing nominating committee, the functions of which are performed by the entire Board.

         During the Company's fiscal year ended December 29, 1998, the Compensation Committee of the Board met once.

         During the Company's fiscal year ended December 29, 1998, the Audit Committee of the Board met once. The Audit Committee has the responsibility of recommending the firm to be chosen as independent auditors, overseeing and reviewing the audit results and monitoring the effectiveness of internal audit functions. The Audit Committee has recommended the selection of Singer Lewak Greenbaum & Goldstein LLP as independent auditors for the year ended December 28, 1999.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Pursuant to Section 16 (a) of the Securities Exchange Act of 1934, and the rules issued thereunder, the Company's directors and executive officers are required to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Copies of such reports are required to be furnished to the Company. Based solely on a review of the copies of such reports furnished to the Company, or written representations that no other reports were required, the Company believes that, during the Company's fiscal year ended December 29, 1998, all of its executive officers and directors complied with the requirements of Section 16 (a).


DIRECTOR COMPENSATION

         None of the Company's directors received any compensation during the most recent fiscal year for serving in his position as a director.

EXECUTIVE COMPENSATION


         The following table sets forth the annual compensation paid to executive officers of the Company for the three fiscal years ended December 29, 1998.



                                                                                 Long Term Compensation


      Name and                                                 Other Annual       Awards - Securities           All Other
 Principal Position    Year          Salary($)      Bonus($)   Compensation ( 4)  Underlying Options (#)       Compensation
-------------------    ----          ---------      --------   -------------     ----------------------      --------------
Richard M. Lee (1)     1998          $ 87,500       $294,689    $15,892               201,000                     0
Chairman of the        1997          $ 50,000              0      5,809                      -                     0
Board and Chief        1996          $ 50,000              0      2,421                 82,500                     0
Executive Officer

Hiram J. Woo (2)       1998          $ 71,250       $111,567     $7,870                134,000                     0
President and Chief    1997          $ 45,000              0      1,968                      -                     0
Financial Officer      1996          $ 45,000              0          0                 82,500                     0

David N. Treat         1998          $  3,333              0          0                 75,000                     0
Senior Director of     1997                 0              0          0                      0                     0
Operations (3)         1996                 0              0          0                      0                     0

-----------------------
(1) Mr. Lee's base salary increased to $100,000 per annum as of April 1, 1998.
(2) Mr. Woo's base salary increased to $80,000 per annum as of April 1, 1998.
(3) Mr. Treat commenced employment with the Company in December, 1998.
(4) Other annual compensation consists in each case of the car allowance paid by the Company for the named executive officer.

                      OPTIONS GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning stock option grants made to each of the named executive officers in fiscal 1998. No stock appreciation rights were granted to these individuals during such year.

                              INDIVIDUAL GRANTS


                        Number of Securities    Percent of Total Options
                         Underlying Options      Granted to Employees in                               Expiration
       Name                  Granted (#)               Fiscal Year           Exercise Price ($/Sh)        Date
----------------       ---------------------    ------------------------   -------------------------   -----------
Richard M.  Lee               201,000                    49.0%             32,000 options with an
                                                                           exercise price of $3.4375    August 2008
                                                                           169,000 options with an
                                                                           exercise price of $3.125

Hiram J.  Woo                 134,000                    32.7%             $3.125                       August 2008

David N.  Treat                75,000                    18.3%             $4.96                        December 2004-December 2008



                 OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table sets forth information concerning option exercises and option holdings for the fiscal year 1998 with respect to each of the named executive officers. No named executive officers exercised any options during such year.

       AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-
                              END OPTION VALUES



                                                  Number of Securities Underlying Unexercised     Value of Unexercised In-the-money
                 Shares Acquired       Value             Options at Fiscal Year End (#)             Options at Fiscal Year End ($)
     Name        on Exercise (#)    Realized ($)           Exercisable/Unexercisable                Exercisable/Unexercisable (1)
--------------  ----------------   -------------  --------------------------------------------    ---------------------------------
Richard M. Lee      0                0                    82,500 exercisable/                            $ 14,025 exercisable/
                                                         201,000 unexercisable                           $175,370 unexercisable

Hiram J. Woo        0                0                    82,500 exercisable/                            $ 14,025 exercisable/
                                                         134,000 unexercisable                           $119,260 unexercisable

David N. Treat      0                0                         0 exercisable/                            $      0 exercisable/
                                                          75,000 unexercisable                           $190,500 unexercisable

(1) Based on Black-Scholes pricing model, using discount rates ranging from 4.6% to 5.9% and volatility rates ranging from 44% to 45%.

EMPLOYMENT AGREEMENTS




         On June 3, 1996, the Company entered into a four-year employment agreement with Richard M. Lee at an annual base salary of $50,000, which was increased to $100,000 upon the closing of the Company's initial public offering. Under the employment agreement, Mr. Lee's employment may not be terminated by the Company without cause. In addition, Mr. Lee has agreed in his employment agreement not to compete with the Company for a period of one (1) year following his termination of employment for any reason. Mr. Lee's employment agreement expires in June 2000.

         On June 3, 1996, the Company entered into a four-year employment agreement with Hiram Woo at an annual base salary of $45,000, which was increased to $80,000 upon the closing of the Company's initial public offering. Under the employment agreement, Mr. Woo's employment may not be terminated by the Company without cause. In addition, Mr. Woo has agreed in his employment agreement not to compete with the Company for a period of one (1) year following his termination of employment for any reason. Mr. Woo's employment agreement expires in June 2000.


         On December 15, 1998, the Company entered into a five year employment agreement with David N. Treat at an annual base salary of $80,000. Under the employment agreement, Mr. Treat's employment may be terminated by the Company without cause, in which case the Company is obligated to continue to pay him his base salary for a period of six (6) months. In addition, Mr. Treat has agreed in his employment agreement not to compete with the Company for a period of one (1) year following his termination of employment for any reason. The employment agreement provides Mr. Treat with an option, vesting over a period of five years, to purchase up to 75,000 shares of Common Stock at $4.96 per share.

LIMITS ON LIABILITY AND INDEMNIFICATION

         The Company's Certificate of Incorporation eliminates the personal liability of its directors to the Company and its stockholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The Certificate of Incorporation further provides that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

CERTAIN TRANSACTIONS

EMPLOYMENT AGREEMENTS

         The Company has entered into separate Employment Agreements with Richard M. Lee, Hiram J. Woo and David N. Treat. See "Employment Agreements."

PERSONAL GUARANTEES

         Mr. Woo has personally guaranteed the Company's lease agreements for its Fullerton and Norco, California locations, as well as the Company's vendor debt with Sysco Food Services and various other vendors.

COMPANY POLICY


         The Company believes that each of the foregoing transactions embodies terms no less favorable to the Company than those that could have been obtained from unaffiliated parties. Except as disclosed herein, since January 1, 1998 there were no transactions between the Company, on the one hand, and the Company's officers, directors, principal stockholders or other affiliates, on the other hand. Any ongoing or future transactions between the Company and its officers, directors, principal stockholders, or other affiliates will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent and disinterested directors. Any future loans to officers, directors, principal stockholders, or affiliates will be made for a bonafide business purpose, on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of the Company's independent and disinterested directors.

PROPOSAL 2 - PROPOSED AMENDMENTS TO RESTATED CERTIFICATE OF
             INCORPORATION TO PROVIDE FOR A CLASSIFIED BOARD OF
             DIRECTORS AND RELATED MATTERS

GENERAL

         The Board of Directors has unanimously approved four amendments to the Company's Restated Certificate of Incorporation and has voted to recommend that the Company's stockholders approve such amendments. The proposed amendments would: (1) classify the Board of Directors into three classes, as nearly equal in number as possible, each of which, after an interim arrangement, will serve for three years, with one class being elected each year; (2) provide that Directors may only be removed for cause and only with the approval of a majority of the entire Board of Directors or by the holders of not less than 75% of the outstanding shares of capital stock entitled to vote for the election of Directors; (3) provide that any vacancy on the Board of Directors shall be filled by the remaining Directors then in office, though less than a quorum; and
(4) increase the stockholder vote required to amend or repeal, or to adopt any provision inconsistent with, the foregoing amendments from a majority to 75% of the voting power of the Company (collectively, the "Amendments").


         The proposed Amendments are being presented to stockholders of the Company for their approval as a single proposal. As more fully discussed below, the Board of Directors believes the proposed Amendments, taken together, would, if adopted, effectively reduce the possibility that a third party could effect a sudden or surprise change in the majority control of the Company's Board of Directors without the support of the incumbent Board.


         Adoption of this set of proposed Amendments may have significant effects on the ability of stockholders of the Company to change the composition of the incumbent Board of Directors and to benefit from certain transactions which are opposed by the incumbent Board. Accordingly, stockholders are urged to read carefully the following sections of this Proxy Statement, which describe this set of proposed Amendments and their purposes and effects before voting on the proposed Amendments.


PURPOSES AND EFFECTS OF THE PROPOSED AMENDMENTS

         Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter (or by-laws) or otherwise, which along with certain provisions of the Delaware General Company Law, may have the effect of delaying or deterring any unsolicited takeover attempts notwithstanding that a majority of the stockholders might benefit from such a takeover attempt. The Board of Directors of the Company is asking stockholders to consider and adopt the proposed Amendments to the Restated Certificate of Incorporation which Amendments could make the acquisition of the Company by means of a tender offer, a proxy contest or otherwise difficult. These Amendments are expected to discourage certain types of coercive takeover practices and inadequate takeover bids, and to encourage persons seeking to acquire control of the Company to negotiate first with the Company's Board of Directors. The Company believes that the benefits of these provisions outweigh the potential disadvantages of discouraging such change of control proposals because, among other things, negotiation of such change of control proposals might result in an improvement of their terms.

         One method used by third parties to accomplish a takeover or a restructuring or sale of all or part of a company or other similar extraordinary company action, is the accumulation of substantial stock positions in the target company. Such actions are often undertaken by the third party without advance notice to or consultation with management of the target company. In many cases, the purchaser seeks representation on the target company's board of directors in order to increase the likelihood that its proposal will be implemented by the target company. If the target company resists the efforts of the purchaser to obtain representation on the target company's board of directors, the purchaser may commence a proxy contest to have its nominees elected to the board of directors in place of certain directors, or the entire board of directors of the target company. In some cases, the purchaser may not truly be interested in taking over the target company, but uses the threat of a proxy fight and/or a bid to take over the target company as a means of forcing the target company to repurchase the purchaser's equity position at a substantial premium over market price.

         The Board of Directors of the Company believes that an imminent threat of removal of the Company's management severely curtails its ability to negotiate effectively with such purchasers. Management is deprived of the time and information necessary to evaluate the takeover proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately be undertaken. If the real purpose of a takeover bid is to force the Company to repurchase an accumulated stock interest at a premium price, management faces the risk that if it does not repurchase the purchaser's stock interest, the Company's business and management will be disrupted, perhaps irreparably. On the other hand, such a repurchase diverts valuable corporate resources to the benefit of a single stockholder.

         Takeovers or changes in management of the Company which are proposed and effected without prior consultation and negotiation with the Company's management are not necessarily detrimental to the Company and its stockholders. However, the Board believes that the benefits of seeking to protect its ability to negotiate with the proponent of an unfriendly or unsolicited proposal to take over or restructure the Company outweigh the disadvantages of discouraging such proposals.

         The adoption of the proposed Amendments would make more difficult or discourage a proxy contest or the assumption of control by a holder of a substantial block of the Company's stock or the removal of the incumbent Board and could thus have the effect of entrenching incumbent management. At the same time, the Amendments would help ensure that the Board, if confronted by a surprise proposal from a third party who has recently acquired a block of the Company's stock, will have sufficient time to review the proposal and appropriate alternatives to the proposal and to seek a premium price for the stockholders.

         The proposed Amendments are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arms-length negotiations with the Company's management and Board of Directors. The Amendments, if they are adopted, could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its stockholders. In addition, since the Amendments are designed to discourage accumulations of large blocks of the Company's stock by a purchaser whose objective is to have such stock repurchased by the Company at a premium, adoption of the Amendments could tend to reduce the temporary fluctuations in the market price of the Company's stock which are caused by such accumulations. Accordingly, stockholders could be deprived of certain opportunities to sell their stock at a temporarily high market price.


         Senior management of the Company has substantial control over the outcome of all matters submitted to the stockholders for approval including the election of the Company's Board of Directors. As a result, the stockholders of the Company possess little practical ability to remove management or affect the operations or business of the Company. In addition, as noted in this Proxy Statement, the Company is proposing to issue to members of senior management of the Company a newly authorized Series C Convertible Preferred Stock which carries the right to vote with the Common Stock as one class on a one vote-per-share basis.

             The issuance of the Series C Convertible Preferred Stock and the approval of the proposed Amendments will not only enhance the control of the Company by its senior management, but will assure control of the Company and its affairs by the senior management of the Company.

             In addition, the Company's Restated Certificate of Incorporation authorizes the issuance of 5,000,000 shares of "blank check" preferred stock with such designations, rights and preferences as may be determined from time to time by the Board of Directors. Of such 5,000,000 shares of authorized preferred stock, 1,000,000 shares of the Series B Preferred Stock have been issued and are outstanding and it is proposed in this Proxy Statement that 1,750,000 shares of the Series C Preferred Stock be issued to members of the senior management of the Company. Accordingly, the Board of Directors is empowered, without stockholder approval, to issue additional shares of preferred stock with dividend, liquidation, conversion, voting power or other rights that could adversely affect the voting power or other rights of the holders of the Common Stock.

         The Company's Restated Certificate of Incorporation does not permit cumulative voting in the election of Directors. Accordingly, at the present, the holders of a majority of the outstanding shares entitled to vote for the election of directors can elect all of the Directors then being elected at any annual or special meeting of the Company's stockholders.

         The proposed Amendments are permitted under the Delaware law and are consistent with the rules of the Nasdaq Smallcap Market, upon which the Company's Common Stock is listed and traded. The Amendments are not the result of any specific efforts of which the Company is aware to accumulate the Company's securities or to obtain control of the Company. The Board of Directors, which unanimously approved the Amendments and recommended that they be submitted to the Company's stockholders for adoption, does not presently contemplate recommending the adoption of any further amendments to the Restated Certificate of Incorporation which would affect the ability of third parties to take over or change control of the Company.

DESCRIPTION OF THE PROPOSED AMENDMENTS

         Classification of the Board of Directors. The Company's By-laws now
         -----------------------------------------
provide that all Directors are to be elected to the Company's Board of Directors annually for a term of one year. The Board has set the number of directors at five. The proposed amendments to Article FIFTH of the Restated Certificate of Incorporation provide that the Board shall be divided into three classes of directors, each class to be as nearly equal in number of directors as possible. If the proposed Amendments are adopted, the Company's directors will be divided into three classes and one director will be elected for a term expiring at the Annual Meeting in the Year 2000, two directors will be elected for a term expiring at the 2001 Annual Meeting and the remaining two directors will be elected for a term expiring at the 2002 Annual Meeting (in each case, until their respective successors are duly elected and qualified). Starting with the Annual Meeting in the Year 2000, one class of Directors will be elected each year for a three year term.

         The classification of the Directors will have the effect of making it more difficult for stockholders, including those holding a majority of the outstanding shares, to force an immediate change in the composition of the Board of Directors. At least two stockholder meetings, instead of one, will be required to effect a change in the majority control of the Board, except in the event of vacancies resulting from removal for cause or other reason (in which case the remaining directors will fill the vacancies created -- See Removal of Directors; Filling Vacancies on the Board of Directors below). The longer time required to elect a majority of a classified Board will also help to assure continuity and stability of the Company's management and policies, since a majority of the Directors at any given time will have prior experience as Directors of the Company. It should be noted that the classification provision will apply to every election of Directors, whether or not a change in the Board would be beneficial to the Company and its stockholders and whether or not a majority of the Company's stockholders believes that such a change would be desirable.

         Removal of Directors; Filling of Vacancies on the Board of Directors.
         ---------------------------------------------------------------------
The proposed Amendments provide that Directors may be removed only for cause, whereas at present a Director, or the entire Board of Directors, may be removed by the stockholders with or without cause. The Amendments also provide that the affirmative vote of a majority of the entire Board of Directors or of the holders of at least 75% of the voting power of the shares entitled to vote for the election of Directors would be required to remove a Director from office. Currently, any Director elected by the holders of Common Stock may be removed from the Board with or without cause by the affirmative vote of the holders of the majority of the shares of Common Stock outstanding and entitled to vote thereon (which is the same as the minimum vote required under the corporation law of Delaware).

         Currently, Article II of the By-laws provides that a vacancy on the Board, including a vacancy created by an increase in the number of Directors, may be filled by the remaining Directors, though less than a quorum. The proposed Amendments retain the provision that a vacancy on the Board occurring during the course of the year, including a vacancy created by an increase in the number of Directors, may be filled by the remaining Directors, and do not permit stockholders to fill any vacancies on the Board, even Directors removed by the stockholders for cause. The proposed Amendments provide that any person named by the remaining Directors to fill a vacancy on the Board shall serve only until the next Annual Meeting.

         The provisions of the proposed Amendments relating to the removal of Directors and the filling of vacancies on the Board will preclude a third party from removing incumbent Directors without cause and simultaneously gaining control of the Board by filling the vacancies created by removal with its nominees. The provisions will also reduce the power of stockholders, even those with a majority interest in the Company, to remove incumbent Directors and to fill vacancies on the Board. Under the proposed Amendments, stockholders will have the power to remove Directors for cause with a 75% vote, but only the Directors will have the power to fill the vacancies created by such removal.

         Increased Stockholder Vote for Amendment, Repeal, etc. of Proposed
         ------------------------------------------------------------------
Amendments. Under the corporation law of Delaware, amendments of the certificate
-----------
of incorporation require the approval of the holders of a majority of the outstanding stock entitled to vote thereon. Delaware law also permits provisions in the certificate of incorporation which require a greater vote than the vote otherwise required by law for any corporate action. The proposed Amendments would require the concurrence of the holders of at least 75% of the voting power of the Company entitled to vote for the election of Directors for the amendment or repeal of, or the adoption of any provision inconsistent with, the proposed Amendments discussed above. The requirement of an increased stockholder vote is designed to prevent a stockholder with a majority of the voting power of the Company from avoiding the requirements of the proposed Amendments by simply amending all of the provisions again.

         The affirmative vote of the holders of a majority of the shares of Common Stock and the shares of Series B Preferred Stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the approval of Proposal 2.

         To establish a classified Board with three classes of Directors, to provide that Directors may only be removed for cause and only with the approval of a majority of the entire Board or by the holders of not less than 75% of the capital stock and to provide that any vacancy on the Board shall be filled by the remaining Directors, the Board proposes amending Article FIFTH of the Company's Restated Certificate of Incorporation to read in its entirety as follows:

         "FIFTH. The number of directors of the corporation shall be fixed by the by-laws, subject to the provisions of this certificate of incorporation and to the provisions of the laws of the State of Delaware.

         The board of directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director until his successor shall be elected and shall qualify (except in cases where no successor is elected due to a reduction in the size of the board) or until his earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in the number of directors shall be apportioned among the classes as equally as possible. Vacancies, including vacancies created by an increase in the size of the board of directors, shall be filled by the affirmative vote of a majority of the remaining board of directors then in office, though less than a quorum. The initial term of office of directors of Class I shall expire at the annual meeting of stockholders in 2000, that of Class II shall expire at the annual meeting of stockholders in 2001; and that of Class III shall expire at the annual meeting of stockholders in 2002; and in all cases as to each director until his successor shall be elected and shall qualify (except in cases where no successor is elected due to a reduction in the size of the board) or until his earlier resignation, removal from office, death or incapacity. At each annual meeting of stockholders, the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election. Any director or the entire board of directors may be removed, for cause only, by a majority of the entire board of directors or by holders of not less then seventy-five (75%) percent of the outstanding shares then entitled to vote at an election of directors.

         In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

         To make, alter, amend or repeal the by-laws of the corporation.

         By resolution passed by the majority of the whole board, to designate one or more committees, each committee to consist of two or more of the directors of the corporation, which, to the extent provided in the resolution or in the by-laws of the corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors."

         To establish a supermajority voting requirement for amendments to the Certificate of Incorporation, the Board proposes amending Article EIGHTH of the Company's Restated Certificate of Incorporation to read in its entirety as follows:

         "EIGHTH. Any amendment to this Certificate of Incorporation shall require the affirmative vote of seventy-five (75%) percent of the shares of each class outstanding and entitled to vote thereon."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
PROPOSED AMENDMENTS TO THE COMPANY'S RESTATED CERTIFICATE OF
INCORPORATION.

PROPOSAL 3 - PROPOSAL TO CHANGE THE NAME OF THE COMPANY

         On January 26, 1999, the Board of Directors approved, and recommended for adoption by stockholders at the Annual Meeting, an amendment to Article First of the Company's Restated Certificate of Incorporation to change the name of the Company to Steakhouse Partners, Inc. To accomplish this name change, it is necessary to amend the applicable provision of the Company's Restated Certificate of Incorporation.

         The affirmative vote of the holders of a majority of the shares of Common Stock and the shares of Series B Preferred Stock, voting together as a single class, present in person or represented and entitled to vote is required for the approval of Proposal 3.

         Important and positive changes have occurred at the Company over the past year. The recent acquisition by the Company of seventy-eight U.S.-based steakhouses from Paragon Steakhouse Restaurants, Inc. and Kyotaru Co. Ltd., as well as the renovation of four (4) Galveston locations in 1998, have provided the Company with a unique opportunity to change its name. While the Galveston's name has served the Company well, it does not reflect the business of the Company as it exists today and the direction in which it is moving. The Board of Directors believes that changing the name of the Company is a fundamental component of the repositioning of the Company in the marketplace. After careful consideration, the Board of Directors believes that Steakhouse Partners, Inc. better reflects the new mix of the Company's portfolio of steakhouses and its position as a leading operator of steakhouses in the United States.

         The change of the Company's name will not affect in any way the validity of currently outstanding stock certificates. Stockholders will not be required to surrender or exchange any stock certificates that they currently hold. The Company's symbol on the NASDAQ SmallCap Market will continue to be "SIZL".

         The Board of Directors believes that the adoption of the proposed amendment to the Restated Certificate of Incorporation is in the best interests of the Company and the stockholders. Accordingly, the Board of Directors is proposing that Article First of the Restated Certificate of Incorporation be amended to change the name of the Company to "Steakhouse Partners, Inc.".

         The full text of Article First of the Restated Certificate of Incorporation, as proposed to be amended, is as follows:

                  "FIRST: The name of the Company is: STEAKHOUSE PARTNERS, INC."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO CHANGE THE NAME OF THE COMPANY.

PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Although the By-Laws of the Company do not require the submission of the selection of independent auditors to the stockholders for approval, the Board of Directors considers it desirable that its appointment of independent auditors be ratified by the stockholders. Singer Lewak Greenbaum & Goldstein has been appointed to serve in that capacity for the 1999 fiscal year. The Board of Directors will ask the stockholders to ratify the appointment of this firm as independent auditors for the Company at the Annual Meeting.


           In the event that such appointment is not ratified by the stockholders, it is anticipated that Singer Lewak Greenbaum & Goldstein LLP will continue to serve as the Company's independent auditors for the 1999 fiscal year.

         A representative of Singer Lewak Greenbaum & Goldstein LLP will be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders.


         The affirmative vote of the holders of a majority of the shares of Common Stock and the shares of Series B Preferred Stock, voting together as a single class, present in person or represented and entitled to vote is required for the approval of Proposal 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS THE
COMPANY'S INDEPENDENT AUDITORS.

PROPOSAL 5 - PROPOSAL TO APPROVE THE AUTHORIZATION AND ISSUANCE
             OF THE SERIES C CONVERTIBLE PREFERRED STOCK

         On January 26, 1999, the Board of Directors approved, upon the advice of its Compensation Committee, the filing of a Certificate of Designation to designate the terms, powers, preferences and rights of a new series of preferred stock to be designated as the Series C Convertible Preferred Stock (the "Series C Preferred Stock"). The principal features of the Series C Preferred Stock are summarized below, but such summary is qualified in its entirety by reference to the Certificate of Designation designating the terms, powers, preferences and rights of the Series C Preferred Stock (the "Certificate of Designation"), which is attached hereto as Exhibit A.

         The holders of shares of the Series C Preferred Stock have the right to vote on all matters with the holders of the Common Stock, voting together as a single class, on a one vote per share basis. The shares of the Series C Preferred Stock shall be convertible into shares of Common Stock, at the option of the holder, upon the earlier to occur of (i) March 2, 2006 or (ii) the date it is determined that the Company's net profits for any fiscal year have equaled or exceeded $4.2 million (the "Conversion Test"). Upon conversion of the Series C Preferred Stock, the holder will be required to pay to the Company a conversion price per share equal to 110% of the closing bid price of the Company's Common Stock on the date of conversion.

         The shares of Series C Preferred Stock may not be redeemed by the Company absent the unanimous consent of the holders thereof. The holders of outstanding Series C Preferred Stock shall not be entitled to receive dividends prior to March 2, 2000, the second anniversary of the closing date of the Company's initial public offering. Thereafter, in the event the Conversion Test is satisfied, the Series C Preferred Stock will participate in any dividends declared on the Common Stock, on an as converted basis.

         In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company prior to March 2, 2000, or at any time thereafter if the Conversion Test is not satisfied, the holders of Series C Preferred Stock shall be entitled to $0.001 per share. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company after the satisfaction of the Conversion Test, the holders of Series C Preferred Stock shall be entitled to share with the holders of Common Stock pari passu in the assets of the Company, on an as converted basis.

         It is the present intention of the Board of Directors to issue 1,750,000 shares of the Series C Preferred Stock to two of the Company's senior executive officers. Of the 1,750,000 shares of the Series C Preferred Stock which it is intended will be issued, 1,050,000 shares will be issued to Richard
M. Lee and 700,000 shares will be issued to Hiram J. Woo. The Board of Directors is seeking stockholder approval of these contemplated issuances.

         As stated above, Richard M. Lee owns 1,000,000 shares of the Series B Preferred Stock as well as 256,920 shares of the Common Stock. The shares of Series B Preferred Stock and the shares of the Common Stock vote together as one class. Accordingly, on all matters which require a vote of the Company's stockholders, Richard M. Lee has the power to vote 1,256,920 of the 3,609,325 total outstanding shares of the Company's voting stock, or 34.8% of the total voting power of the Company's shares. Upon the issuance and delivery of 1,050,000 shares of the Series C Preferred Stock to Richard M. Lee as proposed herein, Mr. Lee will have the power to vote 2,306,920 of the then 5,359,325 total outstanding shares of the Company's voting stock, or 43.0% of the total voting power of the Company's shares. Accordingly, following the issuance and delivery of the shares of the Series C Preferred Stock as proposed herein, Richard M. Lee will have significant control over the outcome of all matters submitted to the stockholders for approval, including the election of the Company's Board of Directors.


             The issuance of the Series C Preferred Stock will give the senior management of the Company control over the outcome of all matters submitted to the stockholders for approval. In addition, the senior management of the Company may not have to submit other material issues to the stockholders for their approval.


         The affirmative vote of the holders of a majority of the shares of Common Stock and the shares of Series B Preferred Stock, voting together as a single class, present in person or represented and entitled to vote is required for the approval of Proposal 5.

         The Board of Directors, upon the advice of its Compensation Committee, believes that the authorization of the Series C Preferred Stock is in the best interests of the Company and its stockholders. In reaching this conclusion, the Board of Directors and its Compensation Committee took into account, among other things, the greater flexibility inherent in the unhindered ability of the Company to issue additional shares of preferred stock in order to compensate and create incentives for senior management of the Company. In formulating its intention to issue shares of Series C Preferred Stock to Messrs. Lee and Woo, the Board of Directors took into account, among other things, Messrs. Lee's and Woo's substantial contributions to the Company in the course of its growth since Mr. Lee became Chairman and Mr. Woo became President; the increased challenge of sustaining the Company's growth through the coming years in view of its significantly greater size (particularly as a result of the recent acquisition of eighty U.S.-based steakhouses from Paragon Steakhouse Restaurants, Inc. and Kyotaru Co. Ltd.), and the increasingly competitive business environment; and the desirability of obtaining Messrs. Lee's and Woo's future commitment to the continued growth and profitability of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
THE AUTHORIZATION AND ISSUANCE OF THE SERIES C CONVERTIBLE
PREFERRED STOCK.

PROPOSAL 6 -- PROPOSAL TO APPROVE THE COMPANY'S 1999 STOCK OPTION PLAN

         On May 4, 1999 the Board of Directors adopted the Galveston's Steakhouse Corp. 1999 Stock Option Plan (the "Plan") for officers and key employees of the Company and its subsidiaries. The principal features of the Plan, as amended, are summarized below, but such summary is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit B.

         Under the Plan, up to an aggregate of 500,000 shares of the Company's Common Stock may be issued pursuant to stock options, subject to adjustment in the case of certain corporate transactions.

         The options may be either options intended to qualify as "incentive stock options", as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options. The per share exercise price of options granted under the Plan may not be less than 100% of the Fair Market Value (as defined below) of a share of the Company's Common Stock on the date of grant. Shares of Common Stock acquired under the Plan may be treasury shares, including shares purchased in the open market for use in the Plan, newly issued shares, or a combination thereof. Fair Market Value, as of any date, means the closing sales price of a share of Common Stock as reported by the National Association of Securities Dealers, Inc.

         The affirmative vote of the holders of a majority of the shares of Common Stock and the shares of Series B Preferred Stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the Plan to be effective.

         The Board of Directors unanimously recommends that stockholders vote FOR approval of the Plan.

1999 STOCK OPTION PLAN

         The Company has adopted the 1999 Stock Option Plan to promote the long-term growth and profitability of the Company by (i) providing key directors, officers and employees of the Company and its subsidiaries with incentives to improve shareholder value and contribute to the growth and financial success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. As described more fully below, the Plan provides for grants of options to purchase specified numbers of shares of Common Stock at predetermined prices.

         The following discussion represents only a summary of certain of the Plan terms and is qualified in its entirety by reference to the complete Plan, a copy of which is annexed hereto as Exhibit "B".

         Shares Available; Maximum Awards; Participants. A total of 500,000 shares of the Company's Common Stock has been reserved for issuance pursuant to options granted pursuant to the Plan. The Plan allows the Company to grant options to employees, officers and directors of the Company and its subsidiaries; provided that only employees of the Company and its subsidiaries may receive incentive stock options under the Plan.

As of the date of this proxy statement, the Company has not granted any options.

         Stock Option Features. Under the Plan, options to purchase the Company's Common Stock may take the form of incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified stock options ("NQSOs"). As required by Section 422 of the Code, the aggregate fair market value (as defined in the Plan) of shares of Common Stock (determined as of the date of grant of the ISO) with respect to which ISOs granted to an employee are exercisable for the first time in any calendar year may not exceed $100,000. The foregoing limitation does not apply to NQSOs.

         Initially, each option will be exercisable over a period, determined by the Board of Directors or the Compensation Committee of the Board of Directors of the Company, in its discretion, of up to ten years from the date of grant. Options may be exercisable during the option period at such time, in such amounts, and in accordance with such terms and conditions and subject to such restrictions as are determined by the Board or the Compensation Committee and set forth in option agreements evidencing the grant of such options; provided that no option may be exercisable less than one year from its date of grant.

         The exercise price of options granted pursuant to the Plan is determined by the Board or the Compensation Committee, in its discretion; provided that the exercise price of an ISO may not be less than 100% of the fair market value (as defined in the Plan) of the shares of the Company Common Stock on the date of grant. The exercise price of options granted pursuant to the Plan is subject to adjustment as provided in the Plan to reflect stock dividends, splits, other recapitalizations or reclassifications or changes in the market value of the Company Common Stock. In addition, the Plan provides that, in the event of a proposed change in control of the Company (as defined in the Plan), the Board or the Compensation Committee is to take such actions as it deems appropriate to effectuate the purposes of the Plan and to protect the grantees of options, which action may include (i) acceleration or change of the exercise dates of any option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any option; and (iii) in any case where equity securities other than Common Stock are proposed to be delivered in exchange for or with respect to Common Stock, arrangements providing that any option shall become one or more options with respect to such other equity securities. Further, in the event the Company dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in the Plan or any grant agreement pursuant thereto (i) each grantee shall have the right to exercise his option at any time up to ten days prior to the effective date of such liquidation and dissolution; and (ii) the Board or the Compensation Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any option that is so canceled or surrendered at any time up to ten days prior to the effective date of such liquidation and dissolution. The Board or the Compensation Committee also may establish a different period (and different conditions) for such exercise, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act.

         The shares purchased upon the exercise of an option are to be paid for by the optionee in cash or cash equivalents acceptable to the Compensation Committee.

         Except as permitted pursuant to Rule 16b-3 under the Exchange Act, and in any event in the case of an ISO, an option is not transferable except by will or the laws of descent and distribution. In no case may the options be exercised later than the expiration date specified in the option agreement.

         Plan Administration. The Plan initially will be administered by the Compensation Committee of the Board of Directors, consisting of at least two directors who are "non-employee directors" within the meaning of Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code.

         The Compensation Committee will decide when and to whom to make grants, the number of shares to be covered by the grants, the vesting schedule, the type of awards and the terms and provisions relating to the exercise of the awards. The Compensation

Committee may interpret the Plan and may at any time adopt such rules and regulations for the Plan as it deems advisable. The Board of Directors may at any time amend or terminate the Plan and change its terms and conditions, except that, without shareholder approval, no such amendment may (i) materially increase the maximum number of shares as to which awards may be granted under the Plan; (ii) materially increase the benefits accruing to Plan participants; or (iii) materially change the requirements as to eligibility for participation in the Plan.

         Accounting Effects. Under current accounting rules, neither the grant of options at an exercise price not less than the current fair market value of the underlying Common Stock, nor the exercise of options under the Plan, is expected to result in any charge to the earnings of the Company.

         Certain Federal Income Tax Consequences. The following is a brief summary of certain Federal income tax aspects of awards under the Plan based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

         Incentive Stock Options. An optionee will not realize taxable income upon the grant of an ISO. In addition, an optionee will not realize taxable income upon the exercise of an ISO, provided that such exercise occurs no later than three months after the optionee's termination of employment with the Company (one year in the event of a termination on account of disability). However, an optionee's alternative minimum taxable income will be increased by the amount that the fair market value of the shares acquired upon exercise of an ISO generally determined as of the date of exercise, exceeds the exercise price of the option. If an optionee sells the shares of Common Stock acquired upon exercise of an ISO, the tax consequences of the disposition depend upon whether the disposition is qualifying or disqualifying. The disposition of the shares is qualifying if made more than two years after the date the ISO was granted and more than one year after the date the ISO was exercised. If the disposition of the shares is qualifying, and any excess of the sale price of the shares over the exercise price of the ISO would be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is not qualifying, i.e., a disqualifying disposition, the excess of the fair market value of the shares on the date the ISO was exercised over the exercise price would be compensation income taxable to the optionee at the time of the disposition, and any excess of the sale price of the shares over the fair market value of the shares on the date the ISO was exercised would be capital gain.

         Unless an optionee engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an ISO. However, if an optionee engages in a disqualifying disposition, the Company generally will be entitled to a deduction equal to the amount of compensation income taxable to the optionee.

         Non-qualified Stock Options. An optionee will not realize taxable income upon the grant of an NQSO. However, when the optionee exercises the NQSO, the difference between the exercise price of the NQSO and the fair market value of the shares acquired upon exercise of the NQSO on the date of exercise is compensation income taxable to the optionee. The Company generally will be entitled to a deduction equal to the amount of compensation income taxable to the optionee.

                            STOCKHOLDER PROPOSALS

         All stockholder proposals which are intended to be presented at the Annual Meeting of Stockholders of the Company in the Year 2000 must be received by the Company no later than December ___, 1999 for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.


                                OTHER BUSINESS

         The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

         The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.


ANNUAL REPORT AND REPORTS ON FORM 8-K

         The Company's Annual Report on Form 10-KSB for the fiscal year ended December 29, 1998 (the "Annual Report") is being mailed with this proxy statement. The financial statements of the Company contained in the Annual Report are hereby incorporated herein by reference. In addition, the financial statements and the related pro forma disclosures regarding the Company's acquisition of Paragon Steakhouse Restaurants, Inc. contained in the Company's Report on Form 8-K filed on January 5, 1999 and the amendment thereto filed on February 9, 1999 are hereby incorporated herein by reference.


                      BY ORDER OF THE BOARD OF DIRECTORS

                                 Hiram J. Woo
                                  Secretary


Dated: June ___, 1999

                         GALVESTON'S STEAKHOUSE CORP.
                           10200 WILLOW CREEK ROAD
                         SAN DIEGO, CALIFORNIA 92131

                     ------------------------------------
                               REVOCABLE PROXY
                     ------------------------------------



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GALVESTON'S STEAKHOUSE CORP. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY __, 1999 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         The undersigned hereby appoints Richard M. Lee or Hiram J. Woo as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Galveston's Steakhouse Corp. held of record by the undersigned on June __, 1999, at the Annual Meeting of Stockholders to be held on July __, 1999, or any adjournment or postponement thereof, with all the powers that the undersigned would possess if personally present as indicated below.


         1.       Election of Directors

                      Nominees:     Richard M.  Lee
                                    Hiram J.  Woo
                                    Tod Lindner
                                    Mark W. Goudge
                                    Tom Edler

                  [  ] FOR       [  ] AGAINST


         2.       The proposed amendments to the Company's Restated
                  Certificate of Incorporation to provide for the classification of the Directors into three classes, to provide that any vacancy on the Board shall be filled by the remaining Directors then in office, to provide that Directors may only be removed for cause and only with the approval of a majority of the Board of Directors or the approval of the holders of not less than 75% of the outstanding voting shares, and to increase the stockholder vote required to amend or repeal such amendments from a majority to 75% of the outstanding voting shares of the Company.

                  [  ] FOR       [  ] AGAINST       [  ] ABSTAIN

         3. Proposal to amend the Restated Certificate of Incorporation of the Company to change the name of the Company to Steakhouse Partners, Inc.

                  [  ] FOR       [  ] AGAINST       [  ] ABSTAIN

         4. Ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as auditors for the year ending December 28, 1999.


                  [  ] FOR       [  ] AGAINST       [   ] ABSTAIN

         5. Proposal to authorize the issuance of 1,750,000 shares of a new class of Preferred Stock of the Company to be designated and known as the Series C Convertible Preferred Stock (the "Series C Preferred Stock") to Richard M. Lee and Hiram J. Woo.

                  [  ] FOR       [  ] AGAINST       [  ] ABSTAIN


         6.       Proposal to approve the Company's 1999 Stock Option Plan.



                  [  ] FOR       [  ] AGAINST       [  ] ABSTAIN

         7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before this Meeting including, but not limited to, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the Meeting, and upon such other matters as may properly come before the Meeting.


THIS PROXY HAS BEEN MADE AVAILABLE TO __________________________.


         The Board of Directors recommends that you vote FOR Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, FOR Proposal 5 and FOR PROPOSAL 6.


         THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.


         SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5, AND FOR PROPOSAL 6, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Company called for July __, 1999 and a Proxy Statement for the Annual Meeting.

         PLEASE MARK, SIGN, DATE, AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

         ---------------------------------------    Date:   _____________, 1999
                       Signature

         ---------------------------------------    Date:   _____________, 1999
                       Signature

         ---------------------------------------    Date:   _____________, 1999
                       Signature

         PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. ONLY ONE SIGNATURE IS REQUIRED IN CASE OF A JOINT ACCOUNT. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.

                                                                       EXHIBIT A

                         GALVESTON'S STEAKHOUSE CORP.

             ---------------------------------------------------
             CERTIFICATE OF DESIGNATIONS, RIGHTS AND PREFERENCES
                 OF A SERIES OF PREFERRED STOCK BY RESOLUTION
                  OF THE BOARD OF DIRECTORS PROVIDING FOR AN
               ISSUE OF 1,750,000 SHARES OF SERIES C PREFERRED
                      STOCK, $.001 PAR VALUE, DESIGNATED
                AS THE "SERIES C CONVERTIBLE PREFERRED STOCK"
             ---------------------------------------------------

         We, Richard M. Lee, Chairman of the Board, and Hiram J. Woo, Secretary, of GALVESTON'S STEAKHOUSE CORP., a Delaware corporation (hereinafter called the "Corporation"), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, do hereby make this Certificate of Designation under the corporate seal of the Corporation and do hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors duly adopted the following resolutions:

                  RESOLVED, that, pursuant to Article FOURTH of the Certificate of Incorporation (which authorizes 5,000,000 shares of Preferred Stock, $.001 par value, of which 1,000,000 shares of the Series B Convertible Preferred Stock presently are issued and outstanding), the Board of Directors hereby fixes the designation and preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions of a series of 1,750,000 shares of Series C Convertible Preferred Stock referred to herein as the "Series C Convertible Preferred Stock".

                  RESOLVED, that each share of the Series C Convertible Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

                  1. Number of Shares. The number of shares constituting the Series C Convertible Preferred Stock shall be and the same is hereby fixed as 1,750,000.

                  2. Stated Capital. The amount to be represented in stated capital at all times for each share of the Series C Convertible Preferred Stock shall be its par value of $.001 per share.

                  3. Rank. Subject to Section 5, the Series C Convertible Preferred Stock shall, with respect to rights on liquidation, rank equivalent to all classes of the common stock, $.01 par value per share (collectively, the "Common Stock" or "Common Shares"), of the Corporation.

                  4. Dividends. The holders of outstanding Series C Convertible Preferred Stock shall not be entitled to receive dividends prior to the second anniversary of the closing date ("Closing Date") of the Corporation's initial public offering. Thereafter, in the event the Conversion Test (as defined in Section 7(a) below) is satisfied, the Series C Convertible Preferred Stock will participate in any dividends declared on the Common Stock, on an as converted basis under Conversion Option B (as defined in Section 7(b) below).

                  5. Liquidation Rights. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation prior to the second anniversary of the Closing Date, or subsequent to the Closing Date if the Conversion Test is not satisfied, the holders of Series C Convertible Preferred Stock shall be entitled to $0.001 per share. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation after the satisfaction of the Conversion Test, the holders of Series C Convertible Preferred Stock shall be entitled to share with the holders of Common Shares pari passu in the assets of the Corporation, on an as converted basis under Conversion Option B, whether such assets are capital or surplus of any nature. A Reorganization (as defined in Subsection 8(f) below) shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 5.

                  6. Redemption. Shares of Series C Convertible Preferred Stock may not be redeemed by the Corporation absent the unanimous consent of the holders thereof.

                  7.  Conversion Rights.

                           (a) The Series C Preferred Shares shall be convertible upon the earlier to occur of (i) the date it is determined that the Corporation's net profits for any fiscal year have equaled or exceeded $4.2 million or (ii) March 2, 2006 (the "Conversion Test"). If the Corporation is sold (whether by sale of all or substantially all of its stock or assets, or by a merger in which the Corporation is not the surviving corporation) at a per share price which exceeds 150% of the initial public offering price of the Common Stock, the Conversion Test will be deemed satisfied, the Series C Preferred Shares will be convertible immediately prior to the closing of such sale, and the holders of the Series C Preferred Shares will be entitled to the rights set forth in Section 5 above.

                           (b) The date on which a conversion of Series C Preferred Shares takes place shall be termed the "Conversion Date" for such shares. The conversion of Series C Preferred Shares shall be on the basis of one share of Common Stock for one Series C Preferred Share; provided, however, that such one for one conversion rate shall be subject to adjustment from time to time in certain instances as provided in Section 8 below (the conversion rate in effect at any given time shall be termed the "Conversion Rate"). Upon conversion, the holder of the Series C Preferred Shares will be required to pay to the Corporation a conversion price for each share equal to

         110% of the closing bid price of the Common Stock on the date of conversion (the "Conversion Price"). The holder of the Series C Preferred Shares may pay the Conversion Price in cash ("Conversion Option A") or by surrendering additional Series C Preferred Shares, valued at the difference between (i) the average market value of the Common Stock over the five (5) business day period immediately preceding the Conversion Date and (ii) the Conversion Price ("Conversion Option B").

                           (c) As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to the holders at the office of the then transfer agent for the Series C Convertible Preferred Stock, a certificate or certificates for the number of full shares of Common Stock to which such holders are entitled and a check or cash with respect to any fractional interest in a share of Common Stock as provided in Subsection 7(d) below. Each holder shall be deemed to have become a stockholder of record of the Common Stock on the Conversion Date.

                           (d) No fractional shares of Common Stock or script shall be issued upon conversion of Series C Convertible Preferred Stock. The number of full shares of Common Stock issuable upon conversion of such Series C Preferred Shares shall be computed on the basis of the aggregate number of Series C Preferred Shares so surrendered. Instead of any fractional shares of Common Stock which otherwise would be issuable upon conversion of any shares of Series C Convertible Preferred Stock, the Corporation shall pay a cash adjustment in respect to such fractional interest based upon the Market Price (as defined in Subsection 12(a)) of the Common Stock at the close of business on the last business day prior to the Conversion Date.

                           (e) If any shares of Common Stock to be reserved for the purpose of conversion of Series C Convertible Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Corporation shall at its sole cost and expense in good faith and as expeditiously as possible endeavor to secure such registration, listing or approval, as the case may be.

                           (f) All shares of Common Stock which may be issued upon conversion of Series C Convertible Preferred Stock upon issuance will be validly issued, fully paid and nonassessable. The Corporation will pay any and all documentary taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series C Preferred Shares pursuant hereto. The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Series C Preferred Shares so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such transfer has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid. If and to the extent the Corporation is required to withhold taxes in connection with the conversion of the Series C Preferred Shares, the holders thereof may, at their option (and subject to compliance with federal securities laws), effect such withholding by (i) causing the Corporation to retain a portion of the Common Stock issuable upon such conversion (valued at Market Price), or (ii) delivering additional shares of Series C Convertible Preferred Stock (valued at Market Price less Conversion Price).

                           (g) All certificates representing Series C Preferred Shares surrendered for conversion shall be appropriately canceled on the books of the Corporation and the shares so converted represented by such certificates shall be restored to the status of authorized but unissued shares of Preferred Stock of the Corporation.

                  8.  Adjustment of Conversion Rights.

                           (a) In case the Corporation shall, with respect to its Common Stock, (i) pay a dividend or make a distribution on its shares of Common Stock which is paid or made in shares of Common Stock or in securities convertible into or exchangeable for its Common Stock (in which latter event the number of shares of Common Stock initially issuable upon the conversion or exchange of such securities shall be deemed to have been distributed), (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that each holder of a Series C Preferred Share thereafter converted shall be entitled to receive the number and kind of shares of Common Stock or other capital stock of the Corporation which it would have owned or been entitled to receive in respect of such Series C Preferred Share immediately after the happening of any of the events described above had such Series C Preferred Share been converted immediately prior to the happening of such event. An adjustment made pursuant to this Section shall become effective immediately after the record date, in the case of a dividend, and shall become effective immediately after the effective date, in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection 8(a), the holder of any Series C Preferred Share thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive), shall determine the allocation of the adjusted Conversion Rate between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

                           In the event that at any time as a result of an adjustment made pursuant to this Subsection 8(a), the holder of any Series C Preferred Share thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of Common Stock, thereafter the Conversion Rate with respect to other shares so receivable upon conversion of any Series C Preferred Share shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section 8.

                           (b) In case the Corporation shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into or exchangeable for its Common Stock) at a price per share less than the Market Price per share of Common Stock on the record date mentioned below (other than pursuant to an automatic dividend reinvestment plan of the Corporation or any substantially similar plan) the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the issuance of such rights or warrants by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding (excluding treasury shares) on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding (excluding treasury shares) on the date of issuance of such rights or warrants, plus the number of shares of Common Stock which the aggregate subscription or purchase price of the total number of shares offered for subscription or purchase would purchase at such Market Price. Such adjustment shall become effective immediately after the opening of business on the day following the record date for such rights or warrants.

                           In case the Corporation shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends out of legally available funds and dividends or distributions payable in capital stock or other securities for which adjustment is made pursuant to Subsection 8(a) and excluding for purposes of this section rights or warrants to subscribe to securities of the Corporation), then in each such case the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to such distribution by a fraction, of which the numerator shall be the Market Price per share of Common Stock on the record date mentioned below, and of which the denominator shall be such Market Price per share of Common Stock less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. Anything in this Section 8 to the contrary notwithstanding, the Corporation shall be entitled to make such increase in the number of shares of Common Stock to be acquired upon conversion of a Series C Preferred Share, in addition to those required by this Section 8, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Corporation to its stockholders shall not be taxable to the recipients.

                           (c) On the expiration of any rights or warrants referred to in Subsection 8(b), or the termination of any rights of conversion or exchange referred to in Subsection 8(a)(i), the Conversion Rate then in effect shall forthwith be readjusted to such Conversion Rate as would have obtained had the adjustment made upon the issuance of such rights or warrants or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such rights or warrants or upon the conversion or exchange of such securities.

                           (d) Except as provided in Subsections 8(a), 8(b) and 8(c) above, no other event shall effect a change in the Conversion Rate. Whenever the Conversion Rate is adjusted as herein provided, the Chief Financial Officer of the Corporation shall compute the adjusted Conversion Rate in accordance with the provisions of this Section 8 and shall prepare a certificate setting forth such Conversion Rate showing in detail the facts upon which such adjustment is made (the "Adjustment Certificate"). Such Adjustment Certificate shall forthwith be filed with) the transfer agent for the Series C Convertible Preferred Stock, if any, and a notice thereof mailed to the holders of record of the outstanding shares of such series.

                           (e) It the event of any consolidation or merger to which the Corporation is a party other than a consolidation or merger in which the Corporation is the continuing corporation, or the sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety or any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Corporation) (each such transaction referred to herein as "Reorganization"), no adjustment of conversion rights or the Conversion Rate shall be made; provided, however, each holder of a Series C Preferred Share shall thereupon be entitled to receive upon conversion of the Series C Preferred Share, and provision shall be made therefor in any agreement relating to a Reorganization, the kind and number of securities or property (including cash) of the corporation ("Successor Corporation") resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or otherwise transferred or with whom securities have been exchanged, which such holder would have owned or been entitled to receive as a result of such Reorganization had such Series C Preferred Share been converted immediately prior to such Reorganization (and assuming such holder failed to make an election, if any was available, as to the kind or amount of securities, property or cash receivable by reason of such Reorganization; provided that if the kind or amount of securities, property or cash receivable upon such Reorganization is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share") then for the purpose of this Subsection 8(e) the kind and amount of securities, property or cash receivable upon such Reorganization for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). In any case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Series C Preferred Shares, to the end that the provisions set forth herein (including the specified changes and other adjustments to the Conversion Rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities or property thereafter receivable upon conversion of the Series C Preferred Shares. The provisions of this Subsection 8(e) shall similarly apply to successive Reorganizations.

                           (f) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of Series C Convertible Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect a conversion of all outstanding Series C Convertible Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Convertible Preferred Stock, the Corporation shall promptly take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. In the event of a Reorganization to which Subsection 8(e) above applies, effective provision shall be made in the certificate or articles of incorporation, merger or consolidation or otherwise of the Successor Corporation so that such Successor Corporation will at all times reserve and keep available a sufficient number of shares of common stock or other securities or property to provide for the conversion of the Series C Convertible Preferred Stock in accordance with the provisions of this Section 8.

                           (g) The Corporation shall not amend its Certificate of Incorporation, or participate in any reorganization, sale or transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith use its best efforts, and assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series C Convertible Preferred Stock set forth herein.

                  9.  Voting Rights.

                           (a) The holders of the Series C Convertible Preferred Stock shall vote on all matters with the holders of the Common Stock (and not as a separate class) on a one vote per share basis. The holders of the Series C Convertible Preferred Stock shall be entitled to receive all notices relating to voting as are required to be given to the holders of the Common Stock.

                           (b) In addition to any other rights provided by Subsection 9(a) or by applicable law, so long as any Series C Convertible Preferred Stock shall be outstanding, the Corporation shall not without first obtaining the affirmative vote or written consent of all of the holders of the Series C Preferred Shares outstanding;

                                    (i) increase the authorized number of
                  shares of Series C Convertible Preferred Stock;

                                    (ii) create any class or series of shares
                  ranking prior or pari passu to the Series C Convertible Preferred Stock either as to dividends or upon liquidation;

                                    (iii) amend, alter or repeal any of the
                  preferences or rights of the Series C Convertible Preferred Stock; or

                                    (iv) authorize any reclassification of the
                  Series C Convertible Preferred Stock.

                           (c) The voting rights set forth in this Section 9 shall in no way be affected by a failure in the satisfaction of the Conversion Test.

                  10. Transferability. Subject to restrictions imposed under federal and state securities laws, the Series C Preferred Shares shall be freely transferable by the holders thereof.

                  11. Registration Rights. If and to the extent that the shares of Common Stock issuable upon conversion of the Series C Preferred Shares are not includable in a registration statement on Form S-8, the Corporation will prepare and file, at its own expense, a shelf registration statement on Form S-3 (or such other available Form if Form S-3 shall not be available to the Corporation) to enable them to resell shares of Common Stock acquired upon conversion of the Series C Preferred Shares.

                  12.  Definitions.

                           (a) The "Market Price" per share of Common Stock at the time as of which such "Market Price" is determined shall be deemed to be the average of the Closing Prices for twenty (20) business days selected by the Corporation out of the thirty (30) consecutive days immediately preceding the date as of which such "Market Price" is determined, except that for purposes of Section 7(d) above, the "Market Price" shall be the Closing Price on the last business day preceding the event requiring such determination. For the purpose of the foregoing sentence, a "business day" means a day on which the exchange or over-the-counter market on which the Common Shares are traded was open for at least one-half ( 1/2) of its normal business day.


                           (b) The "Closing Price" on any day shall be the last sale price, regular way, as reported in a composite published report of transactions which includes transactions on the exchange or other principal markets in which the Common Shares are traded or, if there is no such composite report as to any day, the last reported sale price, regular way (or if there is no such reported sale on such day, the average of the closing reported bid and asked prices) on the principal United States securities trading market (whether a stock exchange, NASDAQ, or otherwise) in which the Common Shares are traded; provided, however, that if the Common Shares are not publicly traded or listed during the time of any computation pursuant to this section, their "Market Price" for the purposes hereof shall be the fair value as determined in good faith and certified to the Corporation by any person agreed upon by, and mutually satisfactory to, the President of the Corporation and the holders of the Series C Convertible Preferred Stock; provided, however, that if such persons are unable to agree upon a mutually satisfactory person, then the "Market Price" shall be the fair value as determined in good faith by the Board of Directors of the Corporation.

         IN WITNESS WHEREOF, said GALVESTON'S STEAKHOUSE CORP. has caused this Certificate of Designation to be signed by Richard M. Lee, its Chairman of the Board, and attested to by Hiram J. Woo, its Secretary this __th day of __________, 1999.

                                           GALVESTON'S STEAKHOUSE CORP.

                                           By: _________________________
                                                    Richard M. Lee
                                                 Chairman of the Board

CORPORATE SEAL

ATTEST:

By: _________________________
         Hiram J. Woo
         Secretary

                                                                       EXHIBIT B


                         GALVESTON'S STEAKHOUSE CORP.
                            1999 STOCK OPTION PLAN


1.       Establishment, Purpose and Types of Awards

         Galveston's Steakhouse Corp. hereby establishes the GALVESTON'S STEAKHOUSE CORP. 1999 STOCK OPTION PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of Galveston's Steakhouse Corp. (the "Corporation") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

         The Plan permits the granting of stock options, including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code, in any combination (collectively, "Options").

2.       Definitions

Under this Plan, except where the context otherwise indicates, the following definitions apply:

         (a)      "Board" shall mean the Board of Directors of the Corporation.

         (b) "Change in Control" shall mean: (i) an acquisition of the Company, which in the sole discretion of the Board immediately prior to such acquisition, is determined to be an acquisition hostile to, and not in the best interests of, the stockholders of the Company, or (ii) an acquisition of fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities by any person (other than Richard M. Lee), as such term is used in Sections 13(d) and 14(d)(ii) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (iii) a change in the composition of the Board so that a majority of the members of the Board immediately prior to such change of control or change in composition of the Board, is determined to be a change hostile to, and not in the best interests of, the stockholders of the Company.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

         (d) "Committee" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

         (e) "Common Stock" shall mean shares of the Corporation's common stock, $.01 par value.

         (f) "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate; provided, however, that if the Common Stock is publicly traded, then Fair Market Value shall mean the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on a system established by the National Association of Securities Dealers, Inc. ("Nasdaq System"), or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation

System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; and, provided further, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq System, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.

         (g) "Grant Agreement" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Option granted pursuant to the Plan.

         (h) "Grant Date" shall mean the date on which the Committee formally acts to grant an Option to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

         (i) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

         (j) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

         (k) "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.       Administration

         (a) Procedure. The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee consisting of not less than two
(2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board. The Plan shall be administered in accordance with the then effective provisions of Rule 16b-3, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with Section 10 of the Plan.

         Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

         The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

         (b) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Options under the Plan, prescribe Grant Agreements evidencing such Options and establish programs for granting Options. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

                  (i) determine the eligible persons to whom, and the time or times at which Options shall be granted,

                  (ii)     determine the types of Options to be granted,

                  (iii) determine the number of shares to be covered by each Option,

                  (iv) impose such terms, limitations, restrictions and conditions upon any such Option as the Committee shall deem appropriate,

                  (v) modify, extend or renew outstanding Options, accept the surrender of outstanding Options and substitute new Options, provided that no such action shall be taken with respect to any outstanding Option which would adversely affect the grantee without the grantee's consent, and

                  (vi) accelerate or otherwise change the time in which an Option may be exercised, in whole or in part, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Option following termination of any grantee's employment.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

         (c) Limited Liability. To the maximum extent permitted by law, no member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Option thereunder.

         (d) Indemnification. To the maximum extent permitted by law, the members of the Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

         (e) Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4.       Shares Available for the Plan: Maximum Awards

         Subject to adjustments as provided in Section 9 of the Plan, the shares of stock that may be delivered or purchased under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 500,000 shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Options to be awarded under the Plan, subject to adjustments as provided in Section 9 of the Plan. If any Option, or portion of an Option, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, the shares subject to such Option shall thereafter be available for further Options under the Plan unless such shares would not be deemed available for future Options pursuant to Section 16 of the Exchange Act.

         The maximum number of shares of Common Stock subject to Options of any combination that may be granted during any 12 consecutive month period to any one individual shall be limited to 500,000 shares. To the extent required by
Section 162(m) of the Code, shares of Common Stock subject to the foregoing limit with respect to which the related Option is terminated, surrendered or canceled shall not again be available for grant under this limit.

5.       Participation

         Participation in the Plan shall be open to all employees, officers and directors of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation. To the extent necessary to comply with Rule 16b-3 or to constitute an "outside director" within the meaning of Section 162(m) of the Code, and only in the event that Rule 16b-3 or Section 162(m) of the Code is applicable to the Plan or an Option awarded thereunder, Committee members shall not be eligible to participate in the Plan while members of the Committee.

         Options may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Option made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Option to such person in that year or subsequent years.

6.       Stock Options

         Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The Options granted shall be subject to the following terms and conditions.

         (a) Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the Option evidenced thereby and the terms and conditions of such Option, in such form as the Committee may from time to time determine.

         (b) Price. The price per share payable upon the exercise of each Option ("exercise price") shall be determined by the Committee; provided, however, that in the case of incentive stock options, the exercise price shall not be less than 100% of the Fair Market Value of the shares on the date the Option is granted.

         (c) Payment. Options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment of the exercise price shall be made in cash (or cash equivalents acceptable to the Committee) or by such other means as the Committee may prescribe. The Corporation may make or guarantee loans to grantees to assist grantees in exercising Options.

         The Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:
(i) a brokerage firm
designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and
(ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

         (d) Terms of Options. The term during which each Option may be exercised shall be determined by the Committee. In no event shall an Option be exercisable less than six months nor more than ten years from the date it is granted. Prior to the exercise of the Option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding Option.

         (e) Restrictions on Incentive Stock Options. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or another plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such Options (taking Options into account in the order in which they were granted) shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

         The exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such Option shall not exceed five years.

         Incentive stock options shall only be issued to employees of the Corporation or of a Parent or Subsidiary of the Corporation.

         (f) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time. No Option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such Option.

7.       Withholding of Taxes

         The Corporation may require, as a condition to any exercise of an Option under the Plan or a Grant Agreement (hereinafter referred to as a "taxable event"), that the grantee pay to the Corporation, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

8.       Transferability

         To the extent required to comply with Rule 16b-3, and in any event in the case of an incentive stock option, no Option granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Option may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

9.       Adjustments; Business Combinations

         In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Options may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Options made under the Plan, and in any other matters which relate to Options and which are affected by the changes in the Common Stock referred to above.

         In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate to effectuate the purposes of this Plan and to protect the grantees of Options, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any Option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option; and (iii) in any case where equity securities other than Common Stock of the Corporation are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements providing that any Option shall become one or more Options with respect to such other equity securities.

         In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement (i) each grantee shall have the right to exercise his Option at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, cancellation, or surrender to avoid subjecting the grantee to liability under
Section 16(b) of the Exchange Act Any Option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

10.      Termination and Modification of the Plan

         The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Common Stock is listed or quoted; including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan.

         The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Option in any manner to the extent that the Committee would have had the authority to make such Option as so modified or amended. No modification may be made that would materially adversely affect any Option previously made under the Plan without the approval of the grantee.


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




11.      Non-Guarantee of Employment

         Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

12.      Termination of Employment

         For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Options, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

13.      Written Agreement

         Each Grant Agreement entered into between the Corporation and a grantee with respect to an Option granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

14.      Non-Uniform Determinations

         The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

15.      Limitation on Benefits

         With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

16.      Listing and Registration

         If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any Nasdaq System or under any law, of shares subject to any Option is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Option may be exercised in whole or in part and no restrictions on such Option shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

17.      Compliance with Securities Laws

         The Corporation may require that a grantee, as a condition to exercise of an Option, and as a condition to the delivery of any share certificate, provide to the Corporation, at the time of each such exercise and each such delivery, a written representation that the shares of Common Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Corporation may also require that a grantee submit other written representations which will permit the Corporation to comply with federal


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and applicable state securities laws in connection with the issuance of the
Common Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee's ability to bear the economic risk of the grantee's investment. The Corporation may require that the grantee obtain a "purchaser representative" as, that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws. The Corporation may notify its transfer agent to stop any transfer of shares of Common Stock not made in compliance with these restric tions. Common Stock shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

18.      Governing Law

         The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws rules and principles.

19.      Plan Subject to Certificate of Incorporation and By-Laws

         This Plan is subject to the Certificate of Incorporation and By-Laws of the Corporation, as they may be amended from time to time.

20.      Effective Date; Termination Date

         The Plan is effective as of May 4, 1999, the date on which the Plan was adopted by the Board, subject to approval of the stockholders within twelve months of such date. Unless previously terminated, the Plan shall terminate on the close of business on May 3, 2009, ten years from the effective date. Subject to other applicable provisions of the Plan, all Options granted under the Plan prior to termination of the Plan shall remain in effect until such Options have been satisfied or terminated in accordance with the Plan and the terms of such Options.


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